UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2008

MIKROS SYSTEMS CORPORATION
 (Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or Other Jurisdiction of Incorporation of Organization)	000-14801 (Commission File Number)	14-1598200 (IRS Employer Identification Number)

707 Alexander Road, Building 2, Suite 208, Princeton, NJ 08540
(Address of Principal Executive Offices) (Zip Code)

(609) 987-1513
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01                      Regulation FD Disclosure.

Mikros Systems Corporation (the “Company,” “we” or “us”) intends to meet with certain prospective investors on August 26, 2008 and present certain information regarding the Company, including our current initiatives and operations.

 Pursuant to Regulation FD, we are hereby furnishing the investor presentation as Exhibit 99.1, which is incorporated by reference into this Item 7.01. This information is being “furnished” to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”).

 This report contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect our financial and other results is included in our recent filings with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Prospective Investor Presentation

Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKROS SYSTEMS CORPORATION

Date: August 26, 2008	By:	/s/ Thomas J. Meaney
Thomas J. Meaney
Chief Executive Officer

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